Mike Taylor CFO mtaylor@firstmid.com 217.258.3306 Joe Dively Chairman and CEO jdively@firstmid.com 217.258.9520 Since 1865 As of 9/15/15

Disclosures Forward-looking Statements This presentation may contain certain forward-looking statements, such as discussions of the Company’s pricing and fee trends, credit quality and outlook, liquidity, new business results, expansion plans, anticipated expenses and planned schedules. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward- looking statements contained in the Private Securities Litigation Reform Act of 1955. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. Actual results could differ materially from the results indicated by these statements because the realization of those results is subject to many risks and uncertainties, including those described in Item 1A – “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K and the Company’s other filings with the SEC. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, First Mid-Illinois Bancshares, Inc. and First Mid-Illinois Bank & Trust, N.A. have provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

Corporate Profile 3 Current Company Snapshot • Assets: $2.1 billion • Deposits: $1.7 billion • Loans: $1.2 billion • Trust and Wealth Management AUM: $1.2 billion Strong Capital Ratios • TCE/TA: 8.91% • Leverage ratio: 12.49% • Total RBC ratio: 18.31% Exceptional Asset Quality • NPAs/Assets: 0.20% • Loan 30+ days PD/Total loans: 0.21% Profitability (6/30/15 YTD) • Net Income of $8.2 million • Net interest margin: 3.50% • ROAA: 1.01% • ROACE: 9.89% Financial data as of June 30, 2015 also includes approximate balances acquired from ONB on August 14, 2015. Headquartered in Mattoon with multiple locations throughout central and southern Illinois

Over 400 people. One mission. We fulfill the financial needs of our communities with exceptional personal service, professionalism and integrity and deliver meaningful value and results for our customers and shareholders. Company Overview First Mid-Illinois Bancshares, Inc. First Mid-Illinois Bank and Trust, N.A. First Mid Insurance Group Mid-Illinois Data Service, Inc. Market Overview* Company Name: First Mid-Illinois Bancshares, Inc. Headquarters: Mattoon, IL NASDAQ Ticker: FMBH Auditor: BKD, LLP Market Cap: $185million Annualized Div.: Yield: $0.58 2.64% Price: $22.00 52wk Range: $16.90 - $22.50 Market Makers: Boenning & Scattergood FIG Partners Hovde Group Raymond James 4 *Market Overview data as of 7/31/15

History and Recognition First Mid-Illinois Bancshares has a proud 150-year history of service to agricultural, small business and retail customers. • First National Bank of Mattoon established in 1865 • One of the oldest nationally chartered banks in the country • First Mid-Illinois Bancshares, Inc. incorporated in 1981 • Committed to our community banking heritage and mission • Publicly traded on the NASDAQ stock market 5

Demographics 6 Current Footprint • Footprint of 47 branches in 21 counties • Branches strategically located along major transportation routes of I-74, I-70 and I-64 East-West as well as I-57 North-South • Clusters of branches are located in and around cities such as Peoria, Champaign-Urbana, Decatur, Mount Vernon and Carbondale • Total population approximately 1.5 million • Median income: $49,289 Key industries • Agriculture • Education • Manufacturing • Health care Unemployment rates • IL: 5.9% • MO: 5.9% • US: 5.6% Market data as of September 2015 Unemployment data as of July 2015

First Mid-Illinois Bancshares, Inc.

Market Share

Diverse market segments with economies based on agriculture, manufacturing, education and services

- Top employers in the region include a diverse range of operations such as Caterpillar, State Universities, Sarah Bush Lincoln Health Center, Rural King, and Continental Tire North America
- First Mid ranks in the Top 10 for market share in 19 of the 21 counties served and ranks in the Top 5 in nearly 60% of those markets

Operating Market				As of June 30, 2014		
Rank	Institution	Parent City	State	# of Branches	Total Deposits ($000)	Market Share (%)
1	First Busey Corp.	Champaign	IL	28	$ 2,454,655	6.16%
2	First Mid-Illinois Bancshares Inc.	Mattoon	IL	47	$ 1,804,571	4.53%
3	PNC Financial Services Group Inc.	Pittsburgh	PA	23	$ 1,536,000	3.86%
4	Banc Ed Corp.	Edwardsville	IL	14	$ 1,131,356	2.84%
5	Regions Financial Corp.	Birmingham	AL	25	$ 944,898	2.37%
6	Commerce Bancshares Inc.	Kansas City	MO	11	$ 918,073	2.30%
7	JPMorgan Chase & Co.	New York	NY	10	$ 886,427	2.23%
8	Heartland Bancorp Inc.	Bloomington	IL	18	$ 780,402	1.96%
9	U.S. Bancorp	Minneapolis	MN	24	$ 759,996	1.91%
10	Midland States Bancorp Inc.	Effingham	IL	4	$ 569,678	1.43%
11	Midwest Community Bancshares Inc.	Marion	IL	15	$ 561,329	1.41%
12	Wells Fargo & Co.	San Francisco	CA	2	$ 541,704	1.36%
13	First Clover Leaf Financial Corp.	Edwardsville	IL	5	$ 529,728	1.33%
14	First Co Bancorp Inc.	Collinsville	IL	9	$ 526,310	1.32%
15	First Bankers Trustshares Inc.	Quincy	IL	5	$ 525,793	1.32%
16	First Illinois Corp.	Decatur	IL	8	$ 523,158	1.31%
17	Backlund Investment Co.	Peoria	IL	11	$ 449,643	1.13%
18	Mid Illinois Bancorp Inc.	Peoria	IL	10	$ 444,626	1.12%
19	Banterra Corp.	Eldorado	IL	16	$ 380,830	0.96%
20	United Community Bancorp Inc.	Chatham	IL	7	$ 359,461	0.90%
			Market Total	651	$ 39,830,768	100.00%

*Operating Market includes all counties in which First Mid has deposit market share; Excludes State Farm Bank

Select Large Employers	Employees
Scott Air Force Base	14,000
U of I Champaign-Urbana	13,971
Caterpillar	10,000
Southern Illinois University	7,352
St. Francis Hospital	6,081
Carle Foundation Hospital	6,000
Rural King	4,965
Archer Daniels Midland	4,040
Caterpillar	3,300
Continental Tire North America	2,495
Decatur Memorial Hospital	2,374
Sarah Bush Lincoln Health Center	1,953

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Strategic Advantages First Mid-Illinois Bancshares is able to provide strong strategic advantages in key areas: • Diverse Geographic Footprint • Demonstrated Ability to Raise Capital and Successfully Complete Acquisitions • Experienced Management with Track Record of Growing Shareholder Value • Competitive Dividends to Shareholders • Diversified Sources of Revenue • Quality Core Deposit Franchise • Outstanding Asset Quality Metrics 8

Strength Through Diversity Regions Regions Locations Deposits Q2 ’15 Peoria 9 $257,736,470 Decatur/Champaign 7 113,137,404 Sullivan 8 294,657,773 Central Region 8 538,396,256 Metro East/St. Louis 3 62,271,120 TOTAL Deposits Q2’15 35 $1,266,199,023 Southern Region (Acquired 8/14/15) 12 453,167,443 TOTAL 47 $1,719,366,466 9 Serving the communities of central and southern Illinois • 6 regions • 47 locations • Approximately $1.7 billion total deposits

Capital Raises and Acquisitions 10 First Mid-Illinois Bancshares has a demonstrated ability to raise capital, close targeted acquisitions and complete successful integrations. Successful Capital Raises June 2015 Raised $29.3 million through a private placement of common stock. Approximately 90% raised via new institutional relationships. February 2011 Commenced offering of $27.5 million in Convertible Preferred Series C; Convertible at $20.29 per share. February 2009 Commenced offering of $24.6 million in Convertible Preferred Series B; Converted at $21.62 per share in November 2014. July 1992 Raised $3.1 million in Convertible Preferred Series A to effect Heartland acquisition. $- $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 $1.6 $1.8 $2.0 $2.2 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 ($Bil) Acquisitions and Asset Growth Timeline July 1992 Acquired Heartland Federal S&L ($141 million in total assets) October 1994 Acquired Downstate Bancshares, Inc. ($52 million in total assets) March 1997 Acquired 1 branch from First of America ($32 million in total deposits) May 1999 Acquired 4 branches from Bank One Corp ($64 million in total assets) April 2001 Acquired American Bank of Illinois ($31 million in total assets) January 2002 Acquired The Checkley Agency, Inc., an insurance broker May 2006 Acquired Mansfield Bancorp, Inc. ($124 million in total assets) September 2010 Acquired 10 branches from First Bank ($321 million in total assets) August 2015 Acquired 12 branches from Old National Bank ($457 million in total assets)

Experienced Management Team 11 Joseph R. Dively Chairman, Chief Executive Officer and President Joe joined First Mid-Illinois Bank as a Senior Executive VP and President of the Bank in 2011. He has served on the Board of First Mid-Illinois Bancshares since 2004. Prior to joining the company, he was a Senior VP and an officer of Consolidated Communications where he was employed since 2003. John W. Hedges Senior Executive Vice President, Chief Credit Officer John has been Executive VP since 1999 and Chief Credit Officer of First Mid-Illinois Bank since 2011. Prior to joining the company, he was with National City Bank in Decatur, Illinois from 1976 to 1999. Michael L. Taylor Senior Executive Vice President, Chief Financial Officer Mike has been an Executive VP since 2007 and Chief Financial Officer since 2000. Prior to joining the company, he was with AMCORE Bank in Rockford, Illinois from 1996 to 2000. Laurel G. Allenbaugh Executive Vice President, Chief Operations & IT Officer Laurel joined First Mid-Illinois Bank as Controller in 1990 and was promoted to Executive VP 1998. Bradley L. Beesley Executive Vice President, Chief Trust & Wealth Management Officer Brad joined First Mid-Illinois Bank in 2007 as Senior VP and Senior Wealth Management Officer. He assumed the role of Executive VP in February 2015. Prior to joining the company, he was Director of Wealth Management at Midland States Bank in Effingham for 9 years. Eric S. McRae Executive Vice President, Senior Lender Eric joined First Mid-Illinois Bank in 1999 and has been Executive VP and Senior Lender of First Mid-Illinois Bank since 2008. Clay M. Dean Senior Vice President, Chief Executive Officer First Mid Insurance Group Clay assumed his current role in September 2014. Previous roles with the Bank include Senior VP of Deposit Services, a position he held between 2012 and 2014 and Senior VP of Treasury Management from 2010 to 2012. Prior to joining the company, he was employed at NewAlliance Bank in New Haven, Connecticut. Amanda D. Lewis Senior Vice President, Retail Banking Officer Mandy joined First Mid-Illinois Bank in 2001 and was promoted to her current role as Senior VP in September 2014. Prior to her current role she served as Director of Marketing for the Bank. Danielle G. Niebrugge Senior Vice President, Human Resources Danielle joined First Mid-Illinois Bank in 2014 as Senior VP and Director of Human Resources. She is certified as a Senior Professional in Human Resources (SPHR) and brings 18 years of experience in Human Resources to the First Mid organization. Christopher L. Slabach Senior Vice President, Risk Management Officer Chris joined First Mid-Illinois Bank in 1993 and has been a Senior VP and Risk Management Officer since 2008. Prior to joining the company, he worked for the FDIC from 1985 to 1993, ending his tenure there as a commissioned examiner.

Holly A. Bailey President, Howell Asphalt Company Executive Vice President of Howell Paving, Inc. Director since 2012 Chairman, Compensation Committee Robert S. Cook Managing Partner, TAR CO Investments, LLC Director since 2014 Joseph R. Dively Chairman and Chief Executive Officer Director since 2004 Steven L. Grissom Chief Operating Officer of SKL Investment Group, LLC Director since 2000 Audit Committee Financial Expert Gary W. Melvin Consultant and Director, Rural King Farm & Home Supplies Stores Director since 1990 William S. Rowland Former Chairman and Chief Executive Officer First Mid-Illinois Bancshares Director since 1991 Ray Anthony Sparks Private Investor, Sparks Investment Group, LP Senior Advisor, Mattoon Area Family YMCA Director since 1994 Lead Director Chairman, Audit Committee James E. Zimmer Owner, Zimmer Real Estate Properties, LLC Owner, Bio-Enzyme Director since 2014 Setting the Tone at the Top Aligned with shareholders, dedicated to the mission and committed to measured growth, First Mid-Illinois Bancshares’ Board of Directors provide a diverse set of experiences and industry knowledge as well as strong ties to our communities. 12

Providing Value to Shareholders $0.74 $0.85 $1.05 $1.26 $1.42 $1.44 $1.51 $1.57 $1.67 $1.04 $1.07 $1.29 $1.62 $1.73 $1.85 $0.97 $0.17 $0.19 $0.22 $0.29 $0.30 $0.33 $0.35 $0.38 $0.38 $0.38 $0.38 $0.40 $0.42 $0.46 $0.55 $0.29 $6.03 $6.79 $7.41 $8.18 $8.49 $9.18 $8.28 $9.36 $10.09 $10.91 $9.38 $11.24 $12.68 $11.75 $15.63 $17.00 $10.66 $9.55 $13.09 $15.09 $14.46 $16.37 $17.45 $0.00 $5.00 $10.00 $15.00 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 YTD Q2'15 TB V /S h ar e Ea rn in gs & D iv id e n d s/S h ar e Performance Timeline Earnings Per Share Dividends Per Share Tangible Book Value Per Share *Fully Converted TBV/Share 13 First Mid-Illinois Bancshares consistently provides value to shareholders by increasing diluted earnings per share and returning competitive dividends. *Fully converted TBV/Share assumes conversion of Preferred Series C shares.

Diversified Solutions and Sources of Revenue First Mid-Illinois Bank’s Trust and Wealth Management group provides a stream of non-interest income through a variety of financial products and services: – Farm Management – Investment/Brokerage through an agreement with Raymond James Financial Services, Inc. – Trust Services – Retirement Plans First Mid Insurance Group (FMIG) offers the following products to meet our communities’ needs: – Property/Casualty and Health Insurance Products for businesses – Homeowner and Personal Insurance Products 14 $ 1 ,7 7 3 ,4 96 $ 1 ,7 8 1, 8 8 8 $ 1 ,8 1 1 ,0 66 $ 1 ,6 3 7, 52 6 $ 1 ,7 9 5, 62 4 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 2010 2011 2012 2013 2014 FMIG REVENUE $ 6 5 8 ,9 9 1 $ 7 0 1 ,3 9 8 $ 8 2 4 ,5 4 6 $ 9 6 7 ,8 0 3 $ 1 ,0 2 8 ,3 65 $ 1 ,1 0 2 ,5 30 $450,000 $600,000 $750,000 $900,000 $1,050,000 $1,200,000 2010 2011 2012 2013 2014 Q2'15 Trust and Wealth Management AUM ($000s) Excludes acquired ONB Wealth Management AUM

Quality Core Deposit Franchise June 30, 2015 Balance % Checking $ 549,214 43% Savings $ 285,080 23% MMDA $ 244,788 19% CD – Retail/Business $ 173,659 14% CD – Public $ 13,458 1% Total Deposits $ 1,266,199 15 Deposit Composition ($000s) Rounded to Nearest Percentage 1.02% 0.66% 0.48% 0.26% 0.22% 0.20% $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2010 2011 2012 2013 2014 Q2'15 Cost of Deposits COD Total Deposits First Mid-Illinois Bank & Trust’s Cost of Deposits is in the 19th percentile of peer banks as reported in the 6/30/15 Uniform Bank Performance Report (UBPR).

Diversified Loan Portfolio 16 Loan Composition ($000s) Rounded to Nearest Percentage $ 8 0 4 ,5 8 1 $ 8 6 0 ,0 74 $ 9 1 1 ,0 65 $ 9 8 2 ,8 0 4 $ 1 ,0 6 2 ,4 0 6 $ 1 ,0 5 9 ,1 0 3 $700,000 $800,000 $900,000 $1,000,000 $1,100,000 2010 2011 2012 2013 2014 Q2'15 Total Loans ($000s) June 30, 2015 Balance % Commercial Real Estate (Nonfarm/Nonresidential) $ 371,752 35.1% Commercial & Industrial Loans $ 239,123 22.6% 1-4 Family Residential Properties $ 173,352 16.4% Agricultural Real Estate $ 112,302 10.6% Agricultural Loans $ 59,719 5.6% Multifamily Residential Properties $ 52,422 4.9% Construction & Land Development $ 27,420 2.6% Consumer Loans $ 14,560 1.4% All Other Loans $ 8,453 0.8% Total Loans $ 1,059,103 Compound Annual Growth Rate (CAGR) 2010 - 2014 = 7%

Outstanding Asset Quality Metrics Ratios 2010 2011 2012 2013 2014 Q2’15 Non Performing Assets/ Total Assets 1.13% 0.80% 0.56% 0.44% 0.30% 0.20% Net Charge-Offs/Average Loans 0.39% 0.29% 0.23% 0.08% 0.03% 0.06% ALLL/Non Performing Loans 99.6% 149.5% 155.1% 204.8% 301.4% 453.9% Loans 30+ Days Delinquent/Total Loans 1.17% 0.78% 0.69% 0.35% 0.27% 0.21% ALLL/Total Loans 1.29% 1.29% 1.29% 1.35% 1.29% 1.32% 17 First Mid-Illinois Bancshares’ leading asset quality metrics illustrate our conservative underwriting process, robust credit analysis and discipline.

KEY FINANCIAL METRICS 18

Delivering earnings growth during difficult times Selected Income Statement Data ($000s) 2010 2011 2012 2013 2014 Q2’15 Interest income $50,883 $56,772 $55,767 $53,459 $54,734 $27,611 Interest expense 10,756 8,504 6,157 3,535 3,252 1,655 Net interest income 40,127 48,268 49,610 49,924 51,482 25,956 Provision for loan losses 3,737 3,101 2,647 2,193 629 408 Net interest income after provision 36,390 45,167 46,963 47,731 50,853 25,548 Other income 13,820 15,787 18,310 19,341 18,369 9.336 Other expenses 36,927 43,053 42,838 43,504 44,507 22,034 Income before income taxes 13,283 17,901 22,435 23,568 24,715 12,850 Income taxes 4,522 6,529 8,410 8,846 9,254 4,655 Net income $8,761 $11,372 $14,025 $14,722 $15,461 $8,195 Selected Income Statement Data 19

Selected Balance Sheet Data ($000s) ASSETS 2010 2011 2012 2013 2014 Q2’15 Cash and cash equivalents $ 231,493 $73,102 $82,712 $65,102 $51,730 $46,334 Certificates of deposit investments 10,000 13,231 6,665 0 0 0 Investment securities 342,866 478,967 508,309 488,724 431,506 465,896 Net loans 794,188 848,954 899,289 969,555 1,048,724 1,045,172 Other assets 89,698 86,702 81,057 82,117 75,143 76,718 Total assets $1,468,245 $1,500,956 $1,578,032 $1,605,498 $1,607,103 $1,634,120 LIABILITIES & STOCKHOLDERS’ EQUITY Deposits $1,212,710 $1,170,734 $1,274,065 $1,287,616 $1,272,077 $1,266,199 Borrowings 137,427 181,000 139,104 159,807 162,489 163,088 Other liabilities 5,843 8,255 8,176 8,694 7,621 6,938 Total liabilities 1,355,980 1,359,989 1,421,345 1,456,117 1,442,187 1,436,225 Stockholders’ equity 112,265 140,967 156,687 149,381 164,916 197,895 Total liabilities and stockholders’ equity $1,468,245 $1,500,956 $1,578,032 $1,605,498 $1,607,103 $1,634,120 Selected Balance Sheet Data Demonstrating balance sheet strength 20

Capitalization Ratio 2010 2011 2012 2013 2014 Q2’15 Leverage Ratio 7.42% 8.99% 9.66% 10.12% 10.52% 12.49% Tier 1 Risk-Based Capital 11.71% 13.37% 14.51% 14.37% 14.42% 17.13% Total Risk Based Capital 12.84% 14.48% 15.65% 15.58% 15.60% 18.31% Common Equity Tier-1 Capital to RWA 6.88% 7.00% 7.54% 7.78% 10.32% 13.10% Tangible Book Value per Common Share1 $9.38 $11.24 $12.68 $11.75 $15.63 $17.00 Tangible Book Value per Common Share (as converted)2 $15.09 $14.46 $16.37 $17.45 21 Maintaining a strong regulatory capital position 1Total common equity less goodwill and intangibles divided by shares outstanding as of period end 2Assumes Series B and C Preferred shares converted to common shares at period end for 2012 and 2013. Assumes Series C Preferred shares converted to common shares at period end for 2014 and Q2’15.

Value Proposition 22 Increasing Shareholder Value Experienced Management Team and Board Diversified Revenue Streams and Proven Earnings Engine Well Positioned Balance Sheet & Strong Asset Quality 150-year Operating Track Record Focused on all Stakeholders Ability to Raise Capital and Grow Strategically Strong Risk Management Coupled with Efficient Operations

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